CERTIFICATE OF MERGER

                                       OF

                TRIBORO COACH CORPORATION, a New York corporation

                                       AND

                TRIBORO ACQUISITION, INC., a New York corporation

                                      INTO

                TRIBORO ACQUISITION, INC., a New York corporation

             -------------------------------------------------------

                Under Section 904 of the Business Corporation Law
             -------------------------------------------------------

     It is hereby certified upon behalf of each of the constituent corporations herein named as follows:

     FIRST: The Board of Directors of each of the constituent corporations has duly adopted a plan of merger setting forth the terms and conditions of the merger of said corporations.

     SECOND: The name of the constituent corporation which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "surviving constituent corporation", is Triboro Acquisition, Inc. The date upon which its certificate of incorporation was filed by the Department of State is July 7, 2006.

     THIRD: The name of the other constituent corporation, which is being merged into the surviving constituent corporation, and which is hereinafter sometimes referred to as the "merged constituent corporation", is Triboro Coach Corporation. The date upon which its certificate of incorporation was filed by the Department of State is April 21, 1931.

     FOURTH: As to each constituent corporation, the plan of merger sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the plan of merger, and the specification of each class and series entitled to vote as a class on the plan of merger, as follows:

     The number of outstanding shares of the surviving constituent corporation is two hundred (200) shares, all of which are of one class and are common shares, and all of which are entitled to vote.

     The number of outstanding shares of the merged constituent corporation is One Thousand Two Hundred Seventy-Seven and One-Tenth (1,277.10) shares of common stock all of which are entitled to vote.

     FIFTH: The merger herein certified was authorized in respect of Triboro Acquisition, Inc. by the written consent of all of the holders of outstanding shares of the corporation entitled to vote on the plan of merger.

     SIXTH: The merger herein certified was authorized in respect of Triboro Coach Corporation by the vote of the holders of at least two-thirds (2/3) of the outstanding shares of the corporation entitled to vote on the plan of merger.

     SEVENTH: The effective date of the merger is as of the date of filing of this Certificate of Merger

     IN WITNESS WHEREOF, this Certificate has been subscribed this 26th day of March, 2007, by the undersigned who affirm that the statements made herein are true under penalties of perjury.


                              TRIBORO ACQUISITION, INC., a New York corporation



                              By:      /s/ Michael Kessman
                                  ----------------------------------------
                              Name: Michael Kessman
                              Title: Duly Authorized Person


                              TRIBORO COACH CORPORATION, a New York corporation


                              By:      /s/ Jerome Cooper
                                 -----------------------------------------
                              Name: Jerome Cooper
                              Title: Duly Authorized Person

                              CERTIFICATE OF MERGER

                                       OF

                TRIBORO COACH CORPORATION, a New York corporation

                                       AND

                TRIBORO ACQUISITION, INC., a New York corporation

                                      INTO

                TRIBORO ACQUISITION, INC., a New York corporation

             -------------------------------------------------------

                Under Section 904 of the Business Corporation Law
             -------------------------------------------------------



Filed by:

Ruskin Moscou Faltischek, P.C.
1425 RexCorp Plaza
15th Floor/East Tower
Uniondale, New York 11556